MS-PGRO-STAT SUP-1

Statutory Prospectus Supplement dated July 7, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, R and Y shares of the Fund listed below:

Invesco Pacific Growth Fund

Effective August 31, 2014, Kunihiko Sugio will no longer serve as a Portfolio Manager of the Fund.

AIF-STAT SUP-1

Statutory Prospectus Supplement dated July 7, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class R5 and R6 shares, as applicable, of the Funds listed below:

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Markets Strategy Fund Invesco International Total Return Fund Invesco Pacific Growth Fund Invesco Premium Income Fund Invesco Select Companies Fund

Effective August 31, 2014, Kunihiko Sugio will no longer serve as a Portfolio Manager of Invesco Pacific Growth Fund.

AIF-MSVK SOAI- SUP-3

Statement of Additional Information Supplement dated July 7, 2014

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y and R5 shares of the Fund listed below:

Invesco Pacific Growth Fund

Effective August 31, 2014, Kunihiko Sugio will no longer serve as a Portfolio Manager of the Fund. All references to Mr. Sugio in Appendix H are deleted.